Exhibit 10.1

Certain information has been omitted from this exhibit in places marked “[***]” because it contains personally identifiable information omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

Execution Version

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement, dated as of June 12, 2023 (this “Agreement”), is entered into by and among Nuburu, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I (each an “Investor” and, collectively, the “Investors”), as such Schedule I may be amended in accordance with Section 9 hereof.

RECITALS

A. On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Schedule I, together with a related warrant to acquire shares of the Company’s capital stock.

B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
The Notes and Warrants.
(a)
Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, a convertible promissory note in the form of Exhibit A hereto (each, a “Note” and, collectively, the “Notes”) in the principal amount set forth opposite the respective Investor’s name on Schedule I. The obligations of the Investors to purchase Notes are several and not joint. The aggregate principal amount for all Notes issued hereunder shall not exceed $7,925,000.
(b)
Issuance of Warrants. Concurrently with the issuance of the Notes to the Investors, the Company will issue to each Investor a warrant in the form attached hereto as Exhibit B (each, a “Warrant” and, collectively, the “Warrants”) to purchase up to a number of shares of common stock equal to the number of shares set forth opposite each Investor’s name on Schedule I.
(c)
Delivery. The sale and purchase of the Notes and Warrants shall take place (i) at an initial closing (the “Closing”) to be held on June 13, 2023 or at such place and time as the Company and the Investors may otherwise determine (the “Closing Date”) and (ii) at a second closing (the “Second Closing”) to be held on June 23, 2023 or at such place and later time as the Company and the Investors may otherwise determine (the “Second Closing Date”). At the Closing and the Second Closing, the Company will deliver to each of the Investors the Note and Warrant to be purchased by such Investor as set forth on Schedule I, against receipt by the Company of the corresponding purchase price set forth on Schedule I (the “Purchase Price”). Each of the Notes and Warrants will be registered in such Investor’s name in the

Company’s records. For the avoidance of doubt, the Conversion Price in respect of any Notes and Warrants issued at the Second Closing shall be the same as in the Closing.
(d)
Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used for general corporate purposes.
(e)
Payments. The Company will make all cash payments due under the Notes in immediately available funds by 1:00 p.m. Mountain time on the date such payment is due at the address for such purpose specified below each Investor’s name on Schedule I, or at such other address, or in such other manner, as an Investor or other registered holder of a Note may from time to time direct in writing; provided that subsequent to the effectiveness of a registration statement registering the shares of common stock issuable upon conversion of the Notes, the Company may elect to pay interest in kind through the issuance of shares of common stock at the Conversion Price (as defined in the Notes), in lieu of payments in cash; provided, further, that such shares of common stock are registered on such registration statement.
2.
Representations and Warranties of the Company. The Company represents and warrants to each Investor that:
(a)
Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.
(b)
Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.
(c)
Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
(d)
Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s certificate of incorporation or bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company or any of its subsidiaries; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which the Company or any of its subsidiaries is bound; or (iii) result in the creation or imposition of any security interest, mortgage, pledge, lien, claim, charge or other encumbrance (“Lien”) upon any property, asset or revenue of the Company or any of its subsidiaries or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any of its subsidiaries, their business or operations, or any of their assets or properties.
(e)
Subsidiaries. Each of the Company’s subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing under such laws and has the power and authority to own, lease and operate its properties and carry on its business as now conducted. None of the Company’s subsidiaries owns or leases property or engages in any activity in any jurisdiction that might require its qualification to do business as a foreign corporation in such jurisdiction and in which the failure to qualify as such would have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
(f)
Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.
(g)
No Violation or Default. The Company and each of its subsidiaries is not in violation of or in default with respect to (i) its certificate of incorporation or bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; or (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default).
(h)
Litigation. Except as set forth in the Company’s public filings with the Commission, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries at law or in equity in any court or before any other governmental authority that if adversely determined (i) would (alone or in the aggregate) result in a material liability or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.
(i)
Title. The Company and its subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all real properties and good title to other assets and properties as reflected in the most recent financial statements of the Company that have been included in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q (the “Financial Statements”) (except those assets and properties disposed of in the ordinary course of business since the dates of such Financial Statements) and all assets and properties acquired by the Company and its subsidiaries since such dates (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien other than (i) Liens for current taxes not yet due and payable, (ii) Liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) Liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (iv) Liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a material adverse effect on the Company and its subsidiaries, taken as a whole, and which have not arisen otherwise than in the ordinary course of business.
(j)
Intellectual Property. To the best of their knowledge, the Company and the Company’s subsidiaries own or possess or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, the lack of which could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(k)
Financial Statements. The Financial Statements (i) are in accordance with the books and records of the Company and its subsidiaries and have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP except, with respect to the unaudited Financial Statements, for the absence of footnotes and subject to normal year-end adjustments; and (iii) fairly present the consolidated financial position of the Company and its subsidiaries as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein. The Company and its subsidiaries do not have any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the Financial Statements. The Company and its subsidiaries have established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP.
(l)
Equity Securities. The Company’s total authorized and issued capitalization is as set forth in the Company’s public filings with the Commission. The equity securities (“Equity Securities”) of the Company have the respective rights, preferences and privileges set forth in the Company’s certificate of incorporation or bylaws in effect on the date hereof. All of the outstanding Equity Securities of the Company have been duly authorized and are validly issued, fully paid and nonassessable. Except as expressly referenced herein or as set forth in the Company’s public filings with the Commission, there are as of the date of this Agreement no options, warrants or rights to purchase Equity Securities of the Company authorized, issued or outstanding, and the Company is not obligated in any other manner to issue shares of its Equity Securities. Except as set forth in the Company’s public filings with the Commission, there are no restrictions on the transfer of Equity Securities of the Company, other than those imposed by the Company’s certificate of incorporation or bylaws as of the date hereof, or relevant state and federal securities laws, and no holder of any Equity Security of the Company or other Person is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company. The offer and sale of all Equity Securities of the Company issued before the Closing Date complied with or were exempt from registration or qualification under all applicable federal and state securities laws. Except as expressly referenced herein or as set forth in the Company’s public filings with the Commission, no Person has the right to demand or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to any Equity Securities of the Company presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.
(m)
Debt Securities. Other than as permitted pursuant to Section 7, no indebtedness for borrowed money of the Company or any subsidiary is or will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.
(n)
Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to Investors by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company’s public filings with the Commission under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, did not, as of the time of their filing, and do not or will not, as then amended or supplemented, as of the date of filing, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o)
Absence of Certain Changes. Since March 31, 2023, (i) the Company and its subsidiaries have conducted its business in all material respects in the ordinary course of business; and (ii) no events, changes or developments have occurred that, individually or in the aggregate, have had or would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(p)
No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Notes and the Warrants; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes and the Warrants (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.
3.
Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Note and Warrant as follows:
(a)
Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
(b)
Securities Law Compliance. Such Investor has been advised that the Notes, the Warrants and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath such Investor’s name on Schedule I.
(c)
Tax Advisors. Such Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Such Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Agreement.
(d)
No “Bad Actor” Disqualification Events. Neither (i) such Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Investor is subject to any Disqualification Event (as defined in Section 2(o)), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.
4.
Conditions to Closing of the Investors. Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the applicable Investor:
(a)
Representations and Warranties. The representations and warranties made by the Company in Section 2 shall be true and correct when made and in all material respects on the Closing Date (without giving effect to materiality, material adverse effect, or similar phrases in the representations and warranties).
(b)
Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Warrants.
(c)
Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Investors, of the Notes and Warrants shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.
(d)
Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.
(e)
Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents:
(i)
This Agreement;
(ii)
The Registration Rights and Lock-up Agreement in the form attached hereto as Exhibit C (“Registration Rights Agreement”); and
(iii)
Each Note and Warrant issued hereunder.
5.
Conditions to Second Closing of the Investors. The obligations of any Investor participating in the Second Closing are subject to the fulfillment, on or prior to the Second Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the applicable Investor:
(a)
Representations and Warranties. The representations and warranties made by the Company in Section 2 shall be true and correct when made and in all material respects on the Second Closing Date (without giving effect to materiality, material adverse effect, or similar phrases in the representations and warranties).
(b)
Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Second Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Warrants at such Second Closing.

(c)
Legal Requirements. At the Second Closing, the sale and issuance by the Company, and the purchase by the Investors participating in such Second Closing, of the Notes and Warrants shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.
(d)
Transaction Documents. The Company shall have duly executed and delivered to the Investors participating in such Second Closing each Note and Warrant to be issued at such Second Closing and shall have delivered to such Investors fully executed copies, if applicable, of all documents delivered to the Investors participating in the Closing, including the Registration Rights Agreement.
6.
Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes and the Warrants at the Closing and at the Second Closing is subject to the fulfillment, on or prior to the Closing Date or the Second Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:
(a)
Representations and Warranties. The representations and warranties made by the applicable Investors in Section 3 hereof shall be true and correct when made and shall be true and correct in all material respects on the Closing Date or the Second Closing Date.
(b)
Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date or the Second Closing Date, as applicable, with certain federal and state securities commissions, the Company shall have obtained all approvals by any governmental or regulatory authority, including any applicable securities exchange, required in connection with the lawful sale and issuance of the Notes and the Warrants.
(c)
Legal Requirements. At the Closing and at the Second Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Notes and the Warrants shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.
(d)
Purchase Price. Each Investor shall have delivered to the Company the Purchase Price in respect of the Note and Warrant being purchased by such Investor referenced in Section 1(c).
(e)
Transaction Documents. Each Investor shall have duly executed and delivered to the Company the following documents:
(i)
This Agreement;
(ii)
The Registration Rights Agreement; and
(iii)
A Warrant issued hereunder.
7.
Senior Debt. For so long as any Notes remain outstanding, the Company shall not, and shall cause its subsidiaries not to, unless the Requisite Holders otherwise approve, vote for or authorize, or otherwise waive any provision of this Section 7, issue any indebtedness for borrowed money that is senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.
8.
Subsequent Financings.
(a)
Other than in connection with a Permitted Financing (defined below), for so long as any Notes remain outstanding, each Investor shall have the right, but not the obligation, to participate in each subsequent financing that involves the sale of securities of the Company or any of its subsidiary and results in gross proceeds (net of any underwriting or placement fees) to the Company or any of its subsidiaries either (i) in excess of $1,000,000, with respect to an individual sale of securities, or (ii) in excess of $15,000,000 in the aggregate with prior sales of securities of the Company or any of its subsidiaries since the Closing Date (excluding Permitted Financings) (each such financing, a “Subsequent Financing”). Any such participation by the Investor in a Subsequent Financing shall be on a pro rata basis, based upon such Investor’s aggregate investment amounts in the Company’s securities (on a fully diluted basis assuming the conversion and exercise of the Notes, the Warrants and any other outstanding securities of the Company, though without giving effect to the Subsequent Financing).
(b)
The Company shall deliver to the Investor at least 10 calendar days prior to entering into a definitive agreement for a Subsequent Financing, a written notice of its intention to effect a Subsequent Financing and the details of such Subsequent Financing (a “Pre-Financing Notice”). A Pre-Financing Notice shall constitute “Material nonpublic information” (as defined in the Company’s Insider Trading Policy) and the Investor shall enter into a confidentiality agreement on customary terms prior to the receipt of any Pre-Financing Notice and/or agree to be subject to a special blackout period under the Company’s Insider Trading Policy.
(c)
Any Pre-Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person with whom such Subsequent Financing is proposed to be effected, and shall include, as an attachment thereto, a term sheet or similar document relating thereto. If the Investor elects to participate in the Subsequent Financing, the closing of such Subsequent Financing shall be as mutually agreed between the parties participating in such Subsequent Financing. If by 6:30 p.m. (Mountain Time) on the fifth calendar day after the Investor has received the Pre-Financing Notice, the Investor fails to notify the Company of its election to participate or elects to participate in an amount that is less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Pre-Financing Notice.
(d)
The Company must provide the Purchaser with a second Pre-Financing Notice, and the Investor will again have the right of participation set forth above in this Section, if the Subsequent Financing subject to the initial Pre-Financing Notice is not consummated for any reason on the terms set forth in such Pre-Financing Notice within 60 calendar days after the date of the initial Pre-Financing Notice.
(e)
Notwithstanding the foregoing, Section 8(a) shall not apply in respect to the issuance of the following (each, a “Permitted Financing”): (i) shares of common stock or common stock options, warrants or other rights to purchase common stock issued to employees, officers, directors or consultants of the Company pursuant to any stock, option, equity incentive or similar plan duly adopted by the Board of Directors of the Company or shares of common stock issued upon exercise of any option or warrant or conversion of any convertible security issued pursuant to any stock, option, equity incentive or similar plan duly adopted by the Board of Directors of the Company, (ii) securities issued upon the exercise of or conversion of any securities issued pursuant to this Agreement, (iii) common stock issued upon the exercise or conversion of options, warrants, preferred stock or convertible debt instruments issued and outstanding on the date of this Agreement; provided that, (A) such securities have not been amended since the date of this Agreement to increase the number of such securities or underlying common stock or (B) to decrease the exercise or conversion price of any such security (except in the case of (A) and (B) pursuant to any anti-dilution or price reset provisions or otherwise that are in effect as of the date hereof), (iv) securities issued pursuant to acquisitions or strategic transactions, provided that (x) any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, (y) shall not include, for the avoidance of doubt, an issuance or transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (z) provided that the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of such entity and shall not result in a change in control of the Company, (v) securities issued pursuant to that certain Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time) by and among the Company, Nuburu Subsidiary, Inc. (f/k/a Nuburu, Inc.) and Lincoln Park Capital Fund, LLC, dated as of August 5, 2022 that results in gross proceeds that do not exceed $15,000,000 in the aggregate with prior sales of securities of the Company or any of its subsidiaries since the Closing Date (excluding Permitted Financings, other than those pursuant to this clause (v)), (vi) any offering of Notes and Warrants in the Closing or the Second Closing in accordance with the terms of this Agreement, (vii) any offering of Series A preferred stock pursuant to that certain Preferred Stock Sale Option Agreement by and between the Company and the other parties thereto dated as of August 5, 2022 (as it may be amended, supplemented or otherwise modified from time to time), and (ix) with the prior written consent of the Requisite Holders, a loan that is secured by the intellectual property of the Company or its subsidiaries. Notwithstanding anything contained herein to the contrary, although the Company shall be entitled to complete a Permitted Financing, all Permitted Financings shall rank junior to the Notes.
9.
Listing. The Company shall use its reasonable best efforts to cause the shares of the Company’s common stock issuable upon conversion of the Notes and the Warrants to be quoted on such Approved Market on which securities of the same class or series issued by the Company are then listed or quoted. “Approved Market” means the New York Stock Exchange, the NYSE American, Nasdaq Stock Market, the Over-the-Counter Bulletin Board or the OTC Markets.
10.
Purchases and Exchange of Securities. Neither the Company nor any of its subsidiaries shall, without the prior written consent of the Requisite Holders, enter into (i) any accelerated share repurchase contract, prepaid forward purchase contract or similar contract with respect to the purchase by the Company or any of its subsidiaries of the Company’s or its subsidiaries’ securities or (ii) any exchange, conversion or option contract pursuant to which the Company or any of its subsidiaries agrees to issue securities of the Company or its subsidiaries to a Person either in exchange for securities of the Company or its subsidiaries beneficially owned by such Person or upon the sale, disposal or transfer by such Person of securities of the Company or its subsidiaries beneficially owned by such Person (such sale, disposal or transfer either to the Company, any of its subsidiaries or a third party).
11.
Miscellaneous.
(a)
Waivers and Amendments. Any provision of this Agreement, the Warrants and the Notes may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders (as such term is defined in the Note and the Warrant, as applicable); provided, however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of any Note without the affected Investor’s written consent, or (ii) reduce the rate of interest of any Note without the affected Investor’s written consent. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto.
(b)
Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.
(c)
Jurisdiction and Venue. Each of the parties hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the interpretation and enforcement of the provisions of this Agreement. Each of the parties also agrees that the jurisdiction over such persons and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in Section 9(i) or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.
(d)
Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.
(e)
Successors and Assigns. Subject to the restrictions on transfer described in Sections 7(f) and 7(g), the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(f)
Registration, Transfer and Replacement of the Notes. The Notes issuable under this Agreement shall be registered notes. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.
(g)
Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Requisite Holders.
(h)
Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.
(i)
Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by electronic mail (if to an Investor or any other holder of Company securities) or otherwise delivered by hand, messenger or courier service addressed:
(i)
if to an Investor, to the Investor’s address or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(ii)
if to any other holder of any Notes, Warrants or shares issuable upon conversion or exercise thereof, to such address or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address or electronic mail address to the Company, then to the address or electronic mail address of the last holder of such Notes, Warrants or shares issuable upon conversion or exercise thereof for which the Company has contact information in its records; or
(iii)
if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 7442 S Tucson Way, Suite 130, Centennial, CO 80112, or at such other current address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Michael Danaher, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304-1050, email: MDanaher@wsgr.com.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five calendar days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor or other security holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) electronic mail to the electronic mail address set forth on Schedule I (or to any other electronic mail address for the Investor or other security holder in the Company’s records), (ii) posting on an electronic network together with separate notice to the Investor or other security holder of such specific posting or (ii) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or other security holder. This consent may be revoked by an Investor or other security holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

(j)
Expenses. The Company shall pay on demand all reasonable fees and expenses, including reasonable attorney fees and expenses incurred by the Lead Investor (as defined on Schedule I) in connection with the preparation, execution and delivery of this Agreement and the other Transaction Documents up to a maximum amount of $25,000.
(k)
Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes and the Warrants to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(l)
Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Electronic copies of signed signature pages will be deemed binding originals.

(signature page follows)

The parties are signing this Note and Warrant Purchase Agreement as of the date stated in the introductory clause.

NUBURU, INC.,

a Delaware corporation

By: /s/ Mark Zediker

Name: Mark Zediker

Title: Chief Executive Officer

INVESTOR

Wilson-Garling 2023 Family Trust

(Print investor name)

/s/ Jill Garling

(Signature)

Jill Garling

(Print name of signatory, if signing for an entity)

Sole Trustee

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Eunomia, LP

(Print investor name)

/s/ Ron Nicol

(Signature)

Ron Nicol

(Print name of signatory, if signing for an entity)

Manager

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

David Seldin

(Print investor name)

/s/ David Seldin

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Konark Nuburu Holdings LLC

(Print investor name)

/s/ Konark Singh

(Signature)

Konark Singh

(Print name of signatory, if signing for an entity)

Manager

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Curtis N Maas Revocable Trust

(Print investor name)

/s/ Curtis Maas

(Signature)

Curtis Maas

(Print name of signatory, if signing for an entity)

Member

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Steven L. Schwartz Revocable Trust

(Print investor name)

/s/ Steven L. Schwartz

(Signature)

Steven L. Schwartz

(Print name of signatory, if signing for an entity)

Trustee

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Carl Stern and Holly Hayes 2011 Trust

(Print investor name)

/s/ Carl Stern

(Signature)

Carl Stern

(Print name of signatory, if signing for an entity)

Trustee

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

The Puckett Management Trust

(Print investor name)

/s/ J. Puckett

(Signature)

J. Puckett

(Print name of signatory, if signing for an entity)

Manager

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

INVESTOR

Meldon Wolfgang

(Print investor name)

/s/ Meldon Wolfgang

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(Signature page for Note and Warrant Purchase Agreement)

SCHEDULE I

SCHEDULE OF INVESTORS

Closing Investors

Investor	Principal Amount of Note	Warrants (share amount and value)	Purchase Price
Wilson-Garling 2023 Family Trust * [***] *Such Investor, the “Lead Investor” for all purposes under this Agreement and the Notes and the Warrants for so long as the Investor and/or its affiliates beneficially own at least 50% of the Notes purchased at the Closing and the Second Closing by the Investor, and for all purposes under the Warrants for so long as the Investor and/or its affiliates beneficially own Warrants representing not less than 50% of the shares of common stock issuable upon exercise of Warrants purchased at the Closing and the Second Closing by the Investor.	$2,000,000	2,906,977 (amount) $29,070 (value)	$2,000,000

Second Closing Investors

Investor	Principal Amount of Note	Warrants (share amount and value)	Purchase Price
Wilson-Garling 2023 Family Trust [***]	$3,000,000	4,360,465 (amount) $43,605 (value)	$3,000,000
Eunomia, LP [***]	$1,000,000	1,453,488 (amount) $14,535 (value)	$1,000,000
David Seldin [***]	$1,000,000	1,453,488 (amount) $14,535 (value)	$1,000,000
Curtis N Maas Revocable Trust [***]	$100,000	145,349 $1,453 (value)	$100,000
Steven L. Schwartz Revocable Trust [***]	$100,000	145,349 $1,453 (value)	$100,000
Konark Nuburu Holdings LLC [***]	$300,000	436,047 $4,360 (value)	$300,000
Carl Stern and Holly Hayes 2011 Trust [***]	$100,000	145,349 $1,453 (value)	$100,000
The Puckett Management Trust [***]	$125,000	181,686 $1,817 (value)	$125,000
Meldon Wolfgang [***]	$200,000	290,698 $2,907 (value)	$200,000
Total	$7,925,000	11,518,895	$7,925,000

Exhibit A

FORM OF NOTE

(see attached)

Exhibit B

FORM OF WARRANT

(see attached)

Exhibit C

Form of Registration Rights and Lock-up Agreement

(see attached)